Long-Term Debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt

	December 31, 2025 $	December 31, 2024 $
U.S. Dollar-denominated Revolving Credit Facility due from 2026 to 2027	135,000	165,000
U.S. Dollar-denominated Term Loans and Bonds due from 2026 to 2030	664,849	724,874
Norwegian Krone-denominated Bonds due in 2026	99,142	175,646
Total principal	898,991	1,065,520
Unamortized discount and debt issuance costs	(6,936)	(5,981)
Total debt	892,055	1,059,539
Less current portion	(296,188)	(177,093)
Long-term debt	595,867	882,446
As at December 31, 2025 and 2024, the Company had one revolving credit facility available, which provided for borrowings of up to $350.0 million. As at December 31, 2025, $215.0 million (December 31, 2024 – $185.0 million) of the credit facility was undrawn. Interest payments are based on SOFR plus a margin of 1.45%. The borrowing capacity of the revolving credit facility is scheduled to be reduced by $48.8 million in June 2026 and the revolving credit facility is scheduled to mature in June 2027. The revolving credit facility is unsecured and may be used by the Company for general corporate purposes.
As at December 31, 2025, the Company had seven U.S. Dollar-denominated term loans and bonds outstanding, which totaled $664.8 million in aggregate principal amount (December 31, 2024 – six U.S. Dollar-denominated term loans and bonds outstanding, which totaled $724.9 million). Interest payments on these term loans are based on SOFR plus an additional amount consisting of a margin and a credit adjustment spread, where such additional amount ranged from 2.00% to 3.45%, and interest payments on the bonds are fixed and range from 4.11% to 4.41%. Five of the combined term loans and bonds require quarterly interest and principal payments and five have balloon or bullet repayments due at maturity. The term loans and bonds are collateralized by first-priority mortgages on the 13 Company vessels to which the loans and bonds relate, together with certain other related security. In addition, as at December 31, 2025, all of the outstanding term loans were guaranteed by either the Company or the ship-owning entities within Teekay Nakilat Corporation (or the RasGas II Joint Venture), in which the Company has a 70% ownership interest.
As at December 31, 2025, the Company had Norwegian Krone (or NOK) 1.0 billion of senior unsecured bonds (December 31, 2024 – NOK 2.0 billion) in the Norwegian bond market that mature in November 2026. As at December 31, 2025, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $99.1 million (December 31, 2024 – $175.6 million). The interest payments on the bonds are based on the Norwegian Interbank Offered Rate (or NIBOR) plus a margin of 4.90%. The Company entered into cross currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at 6.37% and the transfer of principal fixed at $117.0 million upon maturity in exchange for NOK 1.0 billion (see Note 13).
The weighted-average interest rates for the Company’s long-term debt outstanding excluding the effect of related interest rate swaps as at December 31, 2025 and December 31, 2024 were 6.23% and 7.06%, respectively. The Company uses swaps to economically hedge certain of its floating-rate debt (see Note 13). The weighted-average interest rates including the effect of related interest rate swaps were 5.24% and 5.65% as at December 31, 2025 and December 31, 2024, respectively.
Non-U.S.-denominated debt is revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds and euro-denominated cash, and the change in the valuation of the Company’s cross currency swaps, the Company incurred foreign exchange losses of $(6.2) million, $(1.4) million, and $(5.4) million for the years ended December 31, 2025, 2024 and 2023, respectively.
The aggregate annual long-term debt principal repayments required under the Company's revolving credit facility, loans and bonds subsequent to December 31, 2025, are $297.1 million (2026), $377.7 million (2027), $54.7 million (2028), $45.5 million (2029), and $124.0 million (2030).
Certain loan agreements require that (a) the Company maintain minimum levels of tangible net worth and aggregate liquidity, (b) the Company maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Company not exceed a maximum amount of leverage, and (d) certain of the Company’s subsidiaries maintain restricted cash deposits. As at December 31, 2025, the Company had three credit facilities with an aggregate outstanding loan balance of $289.1 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios of 110%, 145%, and 120%, which as at December 31, 2025 were 207%, 197%, and 199%, respectively. The vessel values used in calculating these ratios are the appraised values provided by third parties, where available, or prepared by the Company based on second-hand sale and purchase market data. Since vessel values can be volatile, the Company’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Company sold any of the vessels. The Company’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Company's subsidiaries are in default under their term loans and, in addition, one of the term loans in the RasGas II Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As at December 31, 2025, the Company was in compliance with all covenants relating to the Company’s credit facilities and other long-term debt.